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                                 EXHIBIT (10)(a)

                         CONSENT OF INDEPENDENT AUDITOR



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                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated January 31, 2003 with respect to the subaccounts of AUSA Separate Account VA BNY, which are available for investment by contract owners of AUSA Landmark Variable Annuity and (2) dated February 14, 2003 with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 17 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of Transamerica Landmark NY Variable Annuity, formerly AUSA Landmark Variable Annuity.


                                                       /s/Ernst & Young LLP

Des Moines, Iowa
April 25, 2003